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                                                                 Exhibit 23(b)






INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Cardinal Health, Inc. on Form S-8 filed as Post Effective Amendment No. 1 to Registration Statement No. 333-56655 on Form S-4 of our report dated October 31, 1997, appearing in the Annual Report on Form 10-K of Bergen Brunswig Corporation for the fiscal year ended September 30, 1997.


/s/ Deloitte & Touche LLP

Costa Mesa, California
August 10, 1998